Exhibit 99.2

Epicor Software Corporation

Reconciliation of Net Loss to Adjusted EBITDA

	Twelve Months Ended
(Unaudited, in thousands)	March 31, 2015	September 30, 2014	September 30, 2013
Net loss	$(11,319)	$(20,849)	$(31,958)
Acquisition-related costs	9,364	8,780	8,561
Deferred revenue and other purchase accounting adjustments	708	590	6,341

Adjusted net loss	(1,247)	(11,479)	(17,056)
Interest expense	84,799	87,108	92,669
Income tax benefit	(14,033)	(5,037)	(13,177)
Depreciation and amortization	186,229	183,131	160,865
Non-cash charges (share-based compensation expense)	6,569	7,878	4,773
Management fees paid to Apax	2,071	2,033	1,995
Restructuring costs	11,656	3,896	4,890
Other expense and one-time related items	8,744	4,066	11,875

Adjusted EBITDA	$284,788	$271,596	$246,834

Epicor Software Corporation

GAAP to Non-GAAP Reconciliation

For the twelve months September 30, 2013

(Unaudited, in thousands)

	GAAP	NonGAAP
	Epicor Software Corporation		Epicor Software Corporation	Retail Solutions Group	Retail Solutions Group	RemainCo
		Adjustments		Segment Contribution	Other
Software license	$141,522	$771	$142,293	$14,907	$—	$127,386
Software and cloud subscriptions	81,552	12	81,564	7,828	—	73,736
Software support	414,850	4,400	419,250	41,080	—	378,170

Total software & software related services	637,924	5,183	643,107	63,815	—	579,292
Professional services	234,604	733	235,337	50,079	—	185,258
Hardware and other	89,203	414	89,617	28,751	—	60,866

Total revenues	961,731	6,330	968,061	142,645	—	825,416

Cost of software & software related services revenues	144,748	(111)	144,637	14,750	—	129,887
Cost of professional services revenues	180,129	(449)	179,680	32,393	(172)	147,459
Cost of hardware and other revenues	69,619	(42)	69,577	23,083	—	46,494
Sales and marketing	165,240	(2,454)	162,786	11,495	100	151,191
Product development	102,573	(1,168)	101,405	17,720	(100)	83,785
General & administrative	76,580	(13,502)	63,078	(502)	—	63,580
Depreciation and amortization	160,865	(160,865)	—	—	—	—
Acquisition-related costs	8,561	(8,561)	—	—	—	—
Restructuring costs	4,890	(4,890)	—	—	—	—

Total operating expenses	913,205	(192,042)	721,163	98,939	(172)	622,396

Operating income	48,526	198,372	246,898	43,706	172	203,020
Acquisition run rate adjustments	—	—	—	—	—	1,135
Run rate savings adjustments	—	—	—	—	—	36,374
Diligence adjustments	—	—	—	—	—	2,070
Other adjustments	—	—	—	—	—	(22)
Interest expense	92,669	(92,669)	—	—	—	—
Other (income)/expense, net	992	(928)	64	—	—	64

Loss before income taxes	(45,135)	291,969	246,834	—	—	—

Income tax benefit	(13,177)	(13,177)		—	—	—

Net loss	$(31,958)	$305,146	246,834	—	—	—

Pro forma adjusted EBITDA			$246,834			$242,641

Epicor Software Corporation

GAAP to Non-GAAP Reconciliation

For the twelve months September 30, 2014

(Unaudited, in thousands)

	GAAP	NonGAAP
	Epicor Software Corporation		Epicor Software Corporation	Retail Solutions Group	Retail Solutions Group	RemainCo
		Adjustments		Segment Contribution	Other
Software license	$152,891	$—	$152,891	$13,351	$—	$139,540
Software and cloud subscriptions	87,591	—	87,591	8,946	—	78,645
Software support	432,249	147	432,396	42,065	—	390,331

Total software & software related services	672,731	147	672,878	64,362	—	608,516
Professional services	233,390	273	233,663	45,343	—	188,320
Hardware and other	88,835	215	89,050	24,396	—	64,654

Total revenues	994,956	635	995,591	134,101	—	861,490

Cost of software & software related services revenues	147,709	(86)	147,623	14,255	—	133,368
Cost of professional services revenues	177,974	(140)	177,834	31,274	(150)	146,710
Cost of hardware and other revenues	65,501	(59)	65,442	18,924	—	46,518
Sales and marketing	170,667	(2,648)	168,019	12,450	169	155,400
Product development	104,696	(1,305)	103,391	18,105	(169)	85,455
General & administrative	70,469	(8,895)	61,574	(609)	—	62,183
Depreciation and amortization	183,131	(183,131)	—	—	—
RSG reallocation of expenses	—	—	—	—	(1,389)	1,389
Acquisition-related costs	8,780	(8,780)	—	—	—	—
Restructuring costs	3,896	(3,896)	—	—	—	—

Total operating expenses	932,823	(208,940)	723,883	94,399	(1,539)	631,023

Operating income	62,133	209,575	271,708	39,702	1,539	230,467
Acquisition run rate adjustments	—	—	—	—	—	1,032
Run rate savings adjustments	—	—	—	—	—	37,311
Diligence adjustments	—	—	—	—	—	(1,993)
Other adjustments	—	—	—	—	—	(31)
Interest expense	87,108	(87,108)	—	—	—	—
Other (income)/expense, net	911	(799)	112	—	—	112

Loss before income taxes	(25,886)	297,482	271,596	—	—	—

Income tax benefit	(5,037)	(5,037)		—	—	—

Net loss	$(20,849)	$302,519	271,596	—	—

Pro forma adjusted EBITDA			$271,596			$266,898

Epicor Software Corporation

GAAP to Non-GAAP Reconciliation

For the last twelve months March 31, 2015

(Unaudited, in thousands)

	GAAP	NonGAAP
	Epicor Software Corporation		Epicor Software Corporation	Retail Solutions Group	Retail Solutions Group	RemainCo
		Adjustments		Segment Contribution	Other
Software license	$147,335	$92	$147,427	$15,963	$—	$131,464
Software and cloud subscriptions	92,924	53	92,977	10,501	—	82,476
Software support	434,746	167	434,913	42,207	—	392,706

Total software & software related services	675,005	312	675,317	68,671	—	606,646
Professional services	235,185	257	235,442	47,944	—	187,498
Hardware and other	82,678	—	82,678	22,821	—	59,857

Total revenues	992,868	569	993,437	139,436	—	854,001

Cost of software & software related services revenues	147,683	(185)	147,498	15,906	—	131,592
Cost of professional services revenues	176,814	(338)	176,476	32,453	(105)	144,128
Cost of hardware and other revenues	60,751	(35)	60,716	18,027	—	42,689
Sales and marketing	168,510	(2,279)	166,231	13,955	176	152,100
Product development	99,354	(2,012)	97,342	18,208	(176)	79,310
General & administrative	70,634	(10,363)	60,271	(241)	—	60,512
Depreciation and amortization	186,229	(186,229)	—	—	—	—
RSG reallocation of expenses	—	—	—	—	(947)	947
Acquisition-related costs	9,364	(9,364)	—	—	—	—
Restructuring costs	11,656	(11,656)	—	—	—	—

Total operating expenses	930,995	(222,461)	708,534	98,308	(1,052)	611,278

Operating income	61,873	223,030	284,903	41,128	1,052	242,723
Acquisition run rate adjustments	—	—	—	—	—	1,042
Run rate savings adjustments	—	—	—	—	—	29,061
Diligence adjustments	—	—	—	—	—	(3,620)
Other adjustments	—	—	—	—	—	(86)
Interest expense	84,799	(84,799)	—	—	—	—
Other (income)/expense, net	2,426	(2,311)	115	—	—	115

Loss before income taxes	(25,352)	310,140	284,788	—	—	—

Income tax benefit	(14,033)	(14,033)	—	—	—	—

Net loss	$(11,319)	$324,173	284,788	—	—	—

Pro forma adjusted EBITDA			$284,788			$269,235

Epicor Software Corporation

Balance Sheet

	Epicor Software Corporation				Retail Solutions Group				RemainCo
	As of	As of	As of	As of	As of	As of	As of	As of	As of	As of	As of	As of
(Unaudited, in	September 30	September 30	September 30	March 31	September 30	September 30	September 30	March 31	September 30	September 30	September 30	March 31
million’s)	2012	2013	2014	2015	2012	2013	2014	2015	2012	2013	2014	2015
Assets
Current Assets
Cash and cash equivalents	$130.7	$82.9	$130.4	$133.2	$31.1	$11.1	$21.5	$24.5	$99.6	$71.8	$108.9	$108.7
Accounts receivable, net	128.5	136.6	127.8	119.6	26.1	21.1	19.3	21.5	102.4	115.5	108.4	98.1
Inventories, net	4.1	4.0	4.2	3.8	1.8	1.9	1.6	1.4	2.2	2.1	2.6	2.4
Other current assets	59.0	71.4	47.5	57.6	8.5	9.5	6.9	6.9	50.5	61.9	40.6	50.7

Total Current Assets	322.3	294.9	309.9	314.2	67.5	43.6	49.3	54.3	254.7	251.3	260.5	259.9
Property and equipment, net	65.3	64.9	49.5	46.9	21.9	20.1	10.0	10.7	43.4	44.9	39.5	36.2
Deferred financing costs	33.4	29.5	23.6	20.8	—	—	—	—	33.4	29.5	23.6	20.8
Goodwill, Intangibles and other assets	2,005.3	2,039.7	1,901.6	1,858.6	222.0	272.7	300.7	338.1	1,783.4	1,766.9	1,601.0	1,520.4

ASSETS	$2,426.3	$2,429.0	$2,284.6	$2,240.5	$311.4	$336.4	$360.0	$403.1	$2,114.9	$2,092.6	$1,924.6	$1,837.3

Accounts payable	28.1	29.6	28.0	25.8	2.2	2.3	2.7	2.8	25.9	27.4	25.2	23.0
Payroll related accruals	36.9	39.7	51.0	42.7	3.9	3.8	4.5	5.4	33.1	35.9	46.5	37.3
Current portion of long-term debt	8.7	22.1	5.2	0.2	—	—	—	—	8.7	22.1	5.2	0.2
Accrued interest payable	16.7	16.7	16.7	16.7	—	—	—	—	16.7	16.7	16.7	16.7
Accrued expenses and other current liabilities	177.3	217.3	205.9	216.4	23.1	18.2	12.8	8.8	154.3	199.0	193.1	207.5

Current Liabilities	267.7	325.4	306.8	301.8	29.2	24.3	20.0	17.0	238.7	301.1	286.7	284.7
Long-term debt	1,307.9	1,290.3	1,272.7	1,273.5	—	—	—	—	1,307.9	1,290.3	1,272.7	1,273.5
Other liabilities	299.9	295.1	247.2	246.9	15.7	12.2	26.3	24.6	284.2	282.8	220.9	222.3

TOTAL LIABILITIES	1,875.5	1,910.8	1,826.7	1,822.2	44.9	36.5	46.3	41.6	1,830.8	1,874.2	1,780.3	1,780.5

SHAREHOLDER EQUITY	550.8	518.2	457.9	418.3	266.5	299.9	313.7	361.5	284.1	218.4	144.3	56.8

TOTAL LIABILITIES & SHAREHOLDER’S EQUITY	$2,426.3	$2,429.0	$2,284.6	$2,240.5	$311.4	$336.4	$360.0	$403.1	$2,114.9	$2,092.6	$1,924.6	$1,837.3